UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

INMED PHARMACEUTICALS INC.

(Exact Name of Company as Specified in Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc. Suite 310 - 815 W. Hastings Street, Vancouver, B.C. Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 18, 2022, InMed Pharmaceuticals Inc. (the “Company”) issued a press release to announce that it has appointed Mr. Michael Woudenberg as the Company’s Chief Operating Officer effective July 15, 2022 (the “Effective Date”). He was previously Senior Vice President of Chemistry, Manufacturing and Controls. Mr. Woudenberg has been an integral part of the executive team for the last four years, supporting multiple functions within the Company. Prior to joining the Company, Mr. Woudenberg had over 20 years of successful drug development, process engineering, GMP manufacturing and general management experience at all levels of various companies, including, most recently as managing director of Phyton Biotech from March 2016 to October 2018.

In connection with his appointment, Mr. Woudenberg and the Company entered into an employment agreement dated July 15, 2022 (the “Employment Agreement”), pursuant to which he will receive an annual base salary of C$300,000. He is also eligible to be considered for an annual discretionary bonus, targeted at 40% of his base salary, which will be subject to the approval of the Board and the compensation committee of the Company. The Employment Agreement contains certain restrictive covenants that apply during and after his employment, including confidentiality, non-competition and non-solicitation agreements.

There is no family relationship between Mr. Woudenberg and the Company. There is no related party transactions with Mr. Woudenberg required to be disclosed as required by Item 404(a) of Regulations S-K.

Item 7.01	Regulation FD Disclosure.

On July 18, 2022, the Company issued a press release announcing the appointment of Mr. Woudenberg. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit No.	Description
10.1	Employment Agreement dated July 15, 2022, between InMed Pharmaceuticals Inc. and Michael Woudenberg
99.1	Press Release, dated July 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: July 19, 2022	By:	/s/ Brenda Edwards
Brenda Edwards
Interim Chief Financial Officer

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